UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOLLAR TREE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95806-P48700 DOLLAR TREE, INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET You invested in DOLLAR TREE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 16, 2026. Vote Virtually during the Meeting* June 16, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/DLTR2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. DOLLAR TREE, INC. 500 VOLVO PKWY CHESAPEAKE, VIRGINIA 23320

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95807-P48700 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Michael C. Creedon, Jr. For 1b. William W. Douglas III For 1c. Cheryl W. Grisé For 1d. Daniel J. Heinrich For 1e. Paul C. Hilal For 1f. Timothy A. Johnson For 1g. Edward J. Kelly, III For 1h. Diane E. Randolph For 1i. Bertram L. Scott For 1j. Stephanie P. Stahl For 2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. For 3. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026. For 4. Shareholder proposal requesting a shareholder right to act by written consent. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.